                                 EXHIBIT 10.23
RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

FOOTHILL CAPITAL CORPORATION
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, California  90025-3333
Attn:  Loan Security Department


                      THIS DOCUMENT TO BE RECORDED BOTH AS
                       A DEED OF TRUST AND FIXTURE FILING

                THIS DOCUMENT SECURES OBLIGATIONS WHICH CONTAIN
                   PROVISIONS FOR A VARIABLE RATE OF INTEREST



STATE OF CALIFORNIA       )
                          ) ss.
COUNTY OF PLACER          )

          DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT and FIXTURE FILING made this 16 day of July, 1996, between USTRAILS INC., a Nevada corporation, successor by merger to THOUSAND TRAILS, INC., a Washington corporation ("Trustor") having an office at 2711 LBJ Freeway, Suite 200, Dallas, Texas 75234, as trustor, and CHICAGO TITLE INSURANCE COMPANY, as trustee ("Trustee") and FOOTHILL CAPITAL CORPORATION, a California corporation, having an office at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, Attn: Business Finance Division Manager.

                                   WITNESSETH

          THIS DEED OF TRUST CONSTITUTES A FIXTURE FILING UNDER SECTION 9313 OF THE UNIFORM COMMERCIAL CODE OF THE STATE OF CALIFORNIA. TO THE EXTENT THE GOODS ARE FIXTURES UNDER THE LAWS OF THE STATE OF CALIFORNIA, THE FIXTURES ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY LOCATED IN THE COUNTY OF PLACER, STATE OF CALIFORNIA, MORE PARTICULARLY DESCRIBED ON EXHIBIT A ATTACHED HERETO. THE NAME OF THE RECORD OWNER OF THE REAL PROPERTY IS USTRAILS INC.

          FOR THE PURPOSE OF SECURING (a) the payment of an indebtedness (i) in the amount to be determined at closing, to be paid in accordance with the terms and with interest as set forth in that certain note (hereinafter referred to as the "Term Note"), and (ii) in an amount to be determined at the closing of the transactions contemplated by the Loan Agreement (as defined below) to be paid in accordance with the terms and with the interest as set forth in that certain account note (hereinafter referred to as the "Account Note": the Term Note, together with the Account Note, are collectively referred to as the "Note"), both of even date herewith and both made by Trustor, inter alia, to the order of
                                                     ----- ----
Foothill Capital Corporation (Foothill Capital Corporation and any subsequent holder of the Note being hereinafter referred to as "Beneficiary") and all modifications, extensions and/or renewals thereof, (b) the payment and performance of all indebtedness and obligations of Trustor arising under this Deed of Trust and other documents executed by Trustor in connection herewith, and (c) payment of any money advanced by Beneficiary to Trustor, or its successsors, with interest thereon, evidenced by additional notes (indicating that they are so secured) or by endorsement of the original notes, executed by Trustor or its successor, and (d) the payment and performance of all indebtedness and obligations of Trustor arising under that certain Loan and Security Agreement of even date herewith to which, inter alia, Beneficiary and Trustor are parties
                             ----- ----
(the "Loan Agreement") including, without limitation, those contained in Section 11 therein (any initially capitalized terms which are not otherwise defined herein shall have the definition set forth in the Loan Agreement), and all modifications, extensions and/or renewals thereof, Trustor has granted, mortgaged, bargained, sold, alienated, enfeoffed, released, conveyed and confirmed, and by these presents does grant, mortgage, bargain, sell, alienate, enfeoff, release, convey and confirm unto the Trustee, in trust, WITH POWER OF SALE, all its estate, right, title and interest in, to and under any and all of the property located in the County of Placer, State of California, and more particularly described in Exhibit A attached hereto and made a part hereof, including all easements, rights, privileges, tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, and all of the estate, right, title, interest, claim, demand, reversion or remainder whatsoever of Trustor therein or thereto, either at law or in equity, in possession or expectancy, now or hereafter acquired, including, without limitation, all and singular the ways, waters, water courses, water rights and powers, liberties, privileges, sewers, pipes, conduits, wires and other facilities furnishing utility or other services to the property (collectively, the "Land");

          TOGETHER with all of the right, title and interest of Trustor in and to all buildings, structures and improvements now or hereafter erected on the Land including those items defined as Equipment in the Loan Agreement (collectively, the "Improvements"; the Land and Improvements being hereinafter collectively referred to as the "Premises");

          TOGETHER with all of the right, title and interest of Trustor in and to the land lying in the bed of any street, road, highway or avenue in front of or adjoining the Premises;

          TOGETHER with any and all award and awards heretofore made or hereafter to be made by any governmental authorities to the present and all subsequent owners of the Premises which may be made with respect to the Premises as a result of the return of excess taxes paid on the Mortgaged Property, the exercise of the right of eminent domain, the alteration of the grade of any street or any other injury to or decrease of value of the Premises, which said award or awards are hereby assigned to Beneficiary and Beneficiary, at its option, is hereby authorized, directed and empowered to collect and receive the proceeds of any such award or awards from the authorities making the same and to give proper receipts and acquittances therefor, and to apply the same as hereinafter provided; and Trustor hereby covenants and agrees to and with Beneficiary, upon request by Beneficiary, to make, execute and deliver, at Trustor's expense, any and all assignments and other instruments sufficient for the purpose of assigning the aforesaid award or awards to Beneficiary free, clear and discharged of any and all encumbrances of any kind or nature whatsoever;

          TOGETHER with all Collateral (as defined in the Loan Agreement) (other than personal property which is or at any time has become Hazardous Substances, as defined in the Loan Agreement), including any interest therein, now or at any time hereafter affixed to, attached to, or used in any way in connection with or to be incorporated at any time into the Premises, or placed on any part thereof but not attached or incorporated thereto, together with any and all replacements thereof, appertaining and adapted to the complete and compatible use, enjoyment, occupancy, operation or improvement of the Premises (collectively, the "Chattels");

          TOGETHER with leases of the Premises or the Chattels or any part thereof now or hereafter entered into and all right, title and interest of Trustor thereunder, including, without limitation, cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder (whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms) and all rights to all insurance proceeds and unearned premiums arising from or relating to the Premises and all other rights and easements of Trustor now or hereafter existing pertaining to the use and enjoyment of the Premises and all right, title and interest of Trustor in and to all declarations of covenants, conditions and restrictions as may affect or otherwise relate to the Premises;

          TOGETHER with all sales agreements, deposit receipts, escrow agreements and other ancillary documents and agreements entered into with respect to the sale to any purchasers of any part of the Premises, and all deposits and other proceeds thereof;

          TOGETHER with, to the extent assignable, all permits, plans, licenses, specifications, subdivision rights, tentative tract maps, final tract maps, security interests, contracts, contract rights or other rights as may affect or otherwise relate to the Premises;

          TOGETHER with all rights of Trustor in or to any fund, program or trust monies and any reimbursement therefrom directly or indirectly established, maintained or administered by any governmental authority or any other individual or entity which is designed to or has the effect of providing funds (whether directly or indirectly or as reimbursement) for the repair or replacement of storage tanks (whether above or below ground) located on the Premises or the remediation or cleanup of any spill, leakage or contamination from any such tank or resulting from the ownership, use or maintenance of any such tank or to compensate third parties for any personal injury or property damage;

          TOGETHER with all rents, issues, profits, revenues, income and other benefits to which Trustor may now or hereafter be entitled from the Premises or the Chattels (which Premises, titles, interests, awards, Chattels, easements, rents, income, benefits, ways, waters, rights, powers, liberties, privileges, utilities, tenements, hereditaments, appurtenances, reversions, remainders, rents, issues, profits, estate, property, possession, claims and demands, are hereinafter collectively referred to as the "Mortgaged Property");

          TO HAVE AND TO HOLD the Mortgaged Property unto the Trustee, its successors and assigns forever.

                                   ARTICLE I
                                   ---------

          And Trustor further covenants with the Trustee and Beneficiary as follows:

          SECTION 1.01.  Trustor has good and marketable title to an
          ------------
indefeasible fee estate in the Premises subject to no lien, charge, or encumbrance except for Permitted Liens and other liens approved by Beneficiary; that it owns the Chattels free and clear of liens and claims, except Permitted Liens; that this Deed of Trust is and will remain a valid and enforceable first and prior lien on the Mortgaged Property subject only to the exceptions referred to above; and that neither the entry nor the performance of and compliance with this Deed of Trust, the Note, or the Loan Agreement has resulted or will result in any violation of, or be in conflict with, or result in the creation of any deed of trust, lien, encumbrance or charge (other than those created by the execution and delivery of, or permitted by, this Deed of Trust, the Note or the Loan Agreement) upon any of the properties or assets of Trustor, or constitute a default under any deed of trust, indenture, contract, agreement, instrument, franchise, permit, judgment, decree, order, statute, rule or regulation applicable to Trustor. Trustor has full power and lawful authority to convey the Mortgaged Property in the manner and form herein done or intended hereafter to be done and will preserve such title, and will forever preserve, warrant and defend the same unto the Trustee and

Beneficiary, and will forever preserve, warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever.

          SECTION 1.02.  Intentionally Deleted.
          ------------   ---------------------

          SECTION 1.03.  Intentionally Deleted.
          ------------   ---------------------

          SECTION 1.04.  Intentionally Deleted.
          ------------   ---------------------

          SECTION 1.05.  All right, title and interest of Trustor in and to all
          ------------
extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property, hereafter acquired by, or released to, or constructed, assembled or placed by Trustor on the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further grant, conveyance, assignment or other act by Trustor, shall become subject to the first and prior lien and security interest of this Deed of Trust as fully and completely, and with the same effect, as though now owned by Trustor and specifically described in the granting clause hereof, but at any and all times Trustor will execute and deliver to Beneficiary any and all such further assurances, deeds of trust, conveyances or assignments thereof with respect thereto as Beneficiary may reasonably require for the purpose of expressly and specifically subjecting the same to the lien and security interest of this Deed of Trust.

          SECTION 1.06.  Trustor will pay from time to time when the same shall
          ------------
become due, all lawful claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged Property or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom, except as otherwise permitted by the Loan Agreement, and in general will do or cause to be done everything necessary so that the lien and security interest hereof shall be fully preserved, at the cost of Trustor, without expense to Beneficiary.

          SECTION 1.07.  In the event of the passage, after the date of this
          ------------
Deed of Trust, of any law of the State of California deducting from the value of the Mortgaged Property for the purpose of taxing the amount of any lien thereon, or changing in any way the laws now in force for the taxation of deeds of trust, or debts secured thereby, for state or local purposes, or the manner of operation of any such taxes so as to adversely affect the interest of Beneficiary, then and in such event, Trustor shall bear and pay the full amount of such taxes, provided that if for any reason payment by Trustor of any such new or additional taxes would be unlawful or if the payment thereof would constitute usury or render the Note, the Loan Agreement or the indebtedness secured hereby wholly or partially usurious under any of the terms or provisions of the Note, the Loan Agreement, or this Deed of Trust, or otherwise, Beneficiary may, at its option, upon thirty (30) days' written notice to Trustor, (i) pay that amount or portion of such taxes as renders the Note, the Loan Agreement, or the indebtedness secured hereby unlawful or usurious, in which event Trustor shall concurrently therewith pay the remaining lawful non-usurious portion or balance of said taxes or (ii) release any or all of the Mortgaged Property from the lien of the Deed of Trust at which time Beneficiary may decrease the advance rates set forth in the Loan Agreement in amounts to be determined by Beneficiary in its sole and absolute discretion.

          SECTION 1.08.  Except as permitted by the Loan Agreement, Trustor will
          ------------
not (i) further encumber, sell, convey or transfer any interest in, or any part of, the Mortgaged Property, or (ii) transfer the presently existing ownership interests in Trustor (including, without limitation, partnership or stock ownership interests, as the case may be) so as to effectively transfer control of Trustor named herein to any other person, firm, corporation or other entity, without the prior written consent of Beneficiary. Any such encumbrance, sale, conveyance or transfer made without Beneficiary's prior written consent shall be an Event of Default hereunder.

          SECTION 1.09.  Beneficiary and the Trustee shall have access to and
          ------------
the right to inspect the Premises and Chattels at all reasonable times.

          SECTION 1.10.  Intentionally Deleted.
          ------------   ---------------------

          SECTION 1.11.  If Trustor shall fail to perform any of the covenants
          ------------
contained herein on its part to be performed, after reasonable prior notice to Trustor to the extent required under the Loan Agreement, Beneficiary may, but shall not be required to, make advances to perform the same, or cause the same to be performed, on Trustor's behalf, and all sums so advanced shall bear interest, from and after the date advanced until repaid, at the lower of (i) the maximum rate permitted by law or (ii) the default rate set forth in the Note, shall be a lien upon the Mortgaged Property and shall, at Beneficiary's option, be added to the indebtedness secured hereby. Trustor will repay on demand all sums so advanced on its behalf with interest at the rate herein set forth. This
Section 1.11 shall not be construed as preventing any default by Trustor in the observance of any covenant contained in this Deed of Trust from constituting an Event of Default hereunder.

          SECTION 1.12.  Trustor will not commit any waste at or with respect to
          ------------
the Mortgaged Property nor will Trustor do or fail to do anything which will in any material way increase the risk of fire or other hazard to the Premises, Improvements or Chattels or to any part thereof. Trustor will, at all times, maintain the Improvements and Chattels in good order and condition (their current condition, reasonable wear and tear and damage by fire or other hazard excepted) and will promptly make, from time to time, all repairs, renewals, replacements, additions and improvements in connection therewith which are needful or desirable to such end. Improvements shall not be removed, demolished or materially altered, nor shall any Chattels be removed without the prior written consent of Beneficiary, except as permitted by the Loan Agreement, provided, however, that if there shall not have occurred an Event of Default, Trustor may make appropriate replacements of Chattels, free of superior title, liens and claims, except as permitted by the Loan Agreement, provided such replacements are immediately made and are of a value at least equal to the value of the Chattels removed.

          SECTION 1.13.  Trustor will immediately notify Beneficiary of the
          ------------
institution of any proceeding for the condemnation or taking by eminent domain of any portion of the Mortgaged Property. The Trustee and Beneficiary may participate in any such proceeding and Trustor from time to time will deliver to Beneficiary all instruments requested by it to permit such participation. In the event of any such condemnation proceedings, or a conveyance in lieu of such taking, the award or compensation payable is hereby assigned to and shall be paid to Beneficiary. Beneficiary shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid, but shall have no right to bind Trustor or to make settlement of its claim, except to the extent of the interest of the Trustee and Beneficiary. In any such condemnation proceedings the Trustee and Beneficiary may be represented by counsel selected by Beneficiary. The proceeds of any award or compensation so received after reimbursement of any expenses incurred by Beneficiary in connection with such proceedings, shall, at the option of Beneficiary, be applied, without premium, to the repayment of the Note and/or the sums due under the Loan Agreement in such order as Beneficiary may in its sole discretion elect (regardless of interest payable on the award by the condemning authority), or to the cost of restoration of the Improvement or Chattel so taken and other terms as shall be satisfactory to Beneficiary.

          SECTION 1.14.  The assignment of rents, income and other benefits
          ------------
(collectively, "rents") contained in the granting clause of this Deed of Trust shall be fully operative without any further action on the part of Trustor or Beneficiary and specifically Beneficiary shall be entitled, at its option, to the maximum extent permitted by applicable law, to all rents from the Mortgaged Property, for application as provided for in the Loan Agreement, whether or not Beneficiary takes possession of the Mortgaged Property. Trustor hereby further grants to Beneficiary to the maximum extent permitted by applicable law, the right (i) to enter upon and take possession of the Mortgaged Property for the purpose of collecting the rents, (ii) to dispossess by the usual summary proceedings any tenant defaulting in the payment thereof to Beneficiary,
(iii) to let the Mortgaged Property or any part thereof, and (iv) to apply the rents, after payment of all necessary charges and expenses, on account of the indebtedness and other sums secured hereby. Such assignment and grant shall continue in effect until the indebtedness and other sums secured hereby are paid, the execution of this Deed of Trust constituting and evidencing the irrevocable consent of Trustor to the entry upon and taking possession of the Mortgaged Property by Beneficiary pursuant to such grant, whether or not sale or foreclosure has been instituted. Neither the exercise of any rights under this Section by Beneficiary nor the application of the rents to the indebtedness and other sums secured hereby, shall cure or waive any Event of Default, or notice of default hereunder or invalidate any act done pursuant hereto, but shall be cumulative of all other rights and remedies.

          The foregoing provisions hereof shall constitute an absolute and present assignment of the rents from the Mortgaged Property, subject, however, to the conditional permission given to Trustor to collect and use the rents until the occurrence of an Event of Default at which time such conditional permission shall automatically terminate; and the existence or exercise of such right of Trustor shall not operate to subordinate this assignment, in whole or in part, to any subsequent assignment by Trustor permitted under the provisions of this Deed of Trust, and any such subsequent assignment by Trustor shall be subject to the rights of the Trustee and Beneficiary hereunder.

          SECTION 1.15.  (a)  Trustor will not (i) execute an assignment of the
          ------------
rents or any part thereof from the Mortgaged Property unless such assignment shall provide that it is subject and subordinate to the assignment contained in this Deed of Trust, and any additional or subsequent assignment executed pursuant hereto, or (ii) except that Trustor may transact business with members, customers and other users which are not Affiliates of Borrower of its campground facilities in the ordinary course of business, (A) except where the lessee is in default thereunder, terminate or consent to the cancellation or surrender of any lease of the Mortgaged Property or of any part thereof, now existing or hereafter to be made or (B) modify any such lease or give consent to any assignment or subletting without Beneficiary's prior written consent, or (C) accept prepayments of any installments of rent or additional rent to become due under such leases, except prepayments in the nature of security for the performance of the lessee's obligations thereunder, or (iii) in any other manner impair in any respect, except for de minimis impairments to the Mortgaged Property and except for sale or other dispositions permitted by the Loan Agreement, the value of the Mortgaged Property or the security of the Trustee or Beneficiary for the payment of the indebtedness secured hereby, or (iv) enter into any lease prohibited under the provisions of the Loan Agreement.

          (b) Trustor will not execute any lease of all or a substantial portion of the Mortgaged Property except for actual occupancy by the lessee thereunder, and will at all times promptly and faithfully perform, or cause to be performed, all of the material covenants, conditions and agreements contained in all such leases of the Mortgaged Property now or hereafter existing, on the part of the lessor thereunder to be kept and performed. If any such lease provides for the giving by the lessee of certificates with respect to the status of such leases, Trustor shall exercise its right to request such certificates within five (5) days of any demand therefor by Beneficiary.

          (c) Trustor shall furnish to Beneficiary, within fifteen (15) days after a request by Beneficiary to do so, a written statement containing the names of all lessees for the Mortgaged Property, the terms of their respective leases, the spaces occupied, the rentals paid and any security therefor.

          (d) Trustor shall, from time to time upon request of Beneficiary, specifically assign to Beneficiary as additional security hereunder, by an instrument in writing in such form as may be approved by Beneficiary, all right, title and interest of Trustor in and to any and all leases now or hereafter on or affecting the Mortgaged Property, together with all security therefor and all monies payable thereunder, subject to the conditional permission hereinabove given to Trustor to collect the rentals under any such lease. Trustor shall also execute and deliver to Beneficiary any notification, financing statement or other document reasonably required by Beneficiary to perfect the foregoing assignment as to any such lease.

          SECTION 1.16.  Each lease of the Mortgaged Property referred to in
          ------------
Section 1.15(b) hereof entered into after the date hereof shall provide that, in the event of the enforcement by the Trustee or Beneficiary of the remedies provided for by law or by this Deed of Trust, any person succeeding to the interest of Trustor as a result of such enforcement shall not be bound by any payment of rent or additional rent for more than one (1) month in advance, provided, however, that nothing herein set forth shall affect or impair the rights of Beneficiary to terminate any one or more of such leases in connection with the exercise of its or the Trustee's remedies hereunder to the fullest extent permitted by applicable law.

          SECTION 1.17.  Intentionally Deleted
          ------------   ---------------------

                                   ARTICLE II

                         EVENTS OF DEFAULT AND REMEDIES
                         ------------------------------

          SECTION 2.01.  The occurrence of any one or more of the following
          ------------
events shall constitute an event of default ("Event of Default") hereunder:

               (a) If Trustor shall default in the payment of (i) any regular installment of interest and/or principal on the Note as and when the same shall have become due and payable, (ii) any other payment of interest and/or principal due on the Note when the same shall become due and payable, whether at any stated maturity or by acceleration or otherwise, or (iii) any other sums required to be paid by Trustor pursuant to the Note, the Loan Agreement, or this Deed of Trust on the date that such payments are therein or herein required to be made; or

               (b) If Trustor and/or Guarantor, if any, shall breach, or be in default of, any of the covenants or provisions contained in the Note or this Deed of Trust or of any chattel mortgage, other deed of trust, security agreement or other document issued thereunder or in connection therewith or herewith; or

               (c) If there shall be an "Event of Default" under the Loan Agreement.

          Upon the occurrence of an Event of Default, and in every such case:

               I. During the continuance of any Event of Default, Beneficiary personally, or by its agents or attorneys may enter into and upon all or any part of the Mortgaged Property, and each and every part thereof, and may exclude the party owning the beneficial interest in same, its agents and servants wholly therefrom; and having and holding the same, may use, operate, manage and control the Mortgaged Property for any lawful purpose and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers; and upon every such entry, Beneficiary, at the expense of Trustor, from time to time, either by purchase, repairs or construction, may maintain and restore the Mortgaged Property, whereof it shall become possessed as aforesaid, may complete the construction of the Improvements and in the course of such completion may make such changes in the contemplated Improvements as it may deem desirable; may insure or reinsure the same as provided in the Loan Agreement, and likewise, from time to time, at the expense of Trustor, Beneficiary may make all necessary or proper repairs, renewals, replacements, alterations, additions, betterments and improvements to the Mortgaged Property or any part thereof and thereon as it may deem advisable; and in every such case Beneficiary shall have the right to manage and operate the Mortgaged Property, possessed as aforesaid, and to carry on the business thereof and exercise all rights and powers of the party owning such property with respect thereto either in the name of such party or otherwise as it shall deem best; and Beneficiary shall be entitled to collect and receive all earnings, revenues, rents, issues, profits and income of the Mortgaged Property and every part thereof; and after deducting the expenses of conducting the business thereof and of all maintenance, repairs, replacements, alterations, additions, betterments and improvements and all payments which may be made for taxes, assessments, insurance, in payment of any prior deed of trust and prior or other proper charges upon the Mortgaged Property or any part thereof, as well as just and reasonable compensation of Beneficiary for the services of Beneficiary and for all attorneys, counsel, agents, clerks, servants and other employees by it properly engaged and employed, Beneficiary shall apply the moneys arising as aforesaid, first, to the payment of any sums, other than interest and principal on the Note or due pursuant to the Loan Agreement required to be paid by Trustor under this Deed of Trust, second, to the payment of interest on the Note or due pursuant to the Loan Agreement, and third, to the payment of the principal of the Note or due pursuant to the terms of the Loan Agreement when and as the same shall become payable (whether by acceleration or otherwise).

               II. Beneficiary, at its option, may declare the entire unpaid balance of the indebtedness secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and written notice of default and of election to cause the Mortgaged Property to be sold, which notice Trustee shall cause to be duly filed for record. Beneficiary shall also deposit with the Trustee this Deed of Trust, the Note and all documents evidencing the expenditures secured hereby.

               III. After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Mortgaged Property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. If the Mortgaged Property consists of several known lots or parcels, Beneficiary may designate the order in which such parcels shall be sold or offered for sale. Any person, including Trustor, Trustee or Beneficiary, may purchase at such sale.

               IV. Trustee may postpone sale of all or any portion of the Mortgaged Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement.

               V. On and after the occurrence of an Event of Default, Trustor shall pay all rents, issues and profits thereafter received by Trustor from the Mortgaged Property to Beneficiary and to the extent not paid shall hold such amounts as trust funds for the benefit of Beneficiary and such rents, issues and profits shall be deemed "cash collateral" of Beneficiary under 11 U.S.C., as amended.

          SECTION 2.02.  (a) Trustee, after making such sale, and upon receipt
          ------------
of the purchase price, shall make, execute and deliver to the purchaser or purchasers its deed or deeds conveying the Mortgaged Property so sold, but without any covenant or warranty, express or implied, and without any representation, express or implied, as to the existence, or lack thereof, of Hazardous Substances on the Mortgaged Property, and shall apply the proceeds of sale thereof to payment, FIRSTLY, of the expenses of such sale, together with the reasonable expenses of this Trust, including Trustee's fees and cost of evidence of title in connection with sale and revenue stamps on Trustee's deed; SECONDLY, of all moneys paid, advanced or expended by Beneficiary under the terms hereof, not then repaid, together with the interest thereon as herein provided; THIRDLY, of the amount of the principal and interest on the Note or under the Loan Agreement then remaining unpaid together with an amount which would have been equal to the Early Paydown Premium which would have been paid by Trustor if Trustor had voluntarily prepaid the Note and Loan Agreement; FOURTHLY, in an amount sufficient, as determined in the sole and absolute discretion of Beneficiary, acting in good faith, to satisfy actual or contingent sums owing pursuant to Section 11 of the Loan Agreement ("Impound Sum"), and, if not actually incurred, to be held by Beneficiary (not in trust, without the accrual of interest thereon and without the obligation to segregate such funds) for a period of seven (7) years from the date of foreclosure, thereafter to be returned to the person or persons legally entitled thereto, upon satisfactory proof of such right; and LASTLY, the balance or surplus, if any, of such proceeds of sale to the person or persons legally entitled thereto, upon satisfactory proof of such right.

               (b) In the event of a sale of the Mortgaged Property, or any part thereof, and the execution of a deed or deeds therefor under these trusts, the recitals therein of any matters or facts shall be conclusive proof of the truthfulness thereof and of the fact that said sale was regularly and validly made in accordance with all requirements of the laws of the State of California and of this Deed of Trust; and any such deed or deeds, with such recitals therein, shall be effectual and conclusive against Trustor and all other persons; and the receipt for the purchase money recited or contained in any deed executed to the purchaser as aforesaid shall be sufficient discharge to such purchaser from all obligations to see to the proper application of the purchase money according to the trusts aforesaid.

          SECTION 2.03.  After the happening of an Event of Default by Trustor
          ------------
under this Deed of Trust and immediately upon the commencement of any action, suit or other legal proceeding by Beneficiary to obtain judgment for the principal of, or interest on, the Note or due pursuant to the Loan Agreement and other sums required to be paid by Trustor pursuant to any provisions of this Deed of Trust, or of any other nature in aid of the enforcement of the Note, the Loan Agreement, or of this Deed of Trust, Trustor will waive the issuance and service of process and enter its voluntary appearance in such action, suit or proceeding. Further, upon an Event of Default, Trustor hereby consents to the appointment of a receiver or receivers of the Mortgaged Property and of all the earnings, revenues, rents, issues, profits and income thereof. After the happening of any such Event of Default or upon the commencement of any proceedings to foreclose this Deed of Trust or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceeding to enforce any right of the Trustee or Beneficiary hereunder, Beneficiary shall be entitled, as a matter of right, if it shall so elect, without the giving of notice to any other party and without regard to the adequacy or inadequacy of any security for the Deed of Trust indebtedness, forthwith either before or after declaring all sums evidenced by the Note or due pursuant to the Loan Agreement to be due and payable, to the appointment of such a receiver or receivers.

          SECTION 2.04.  During the continuance of an Event of Default,
          ------------
Beneficiary shall have the following rights and remedies:

               (i) Beneficiary or its employees, acting by themselves or through a court-appointed receiver, may enter upon, possess, manage, operate, dispose of, and contract to dispose of the Mortgaged Property or any part thereof; take custody of all accounts; negotiate with governmental authorities with respect to the Mortgaged Property's environmental compliance and remedial measures; take any action necessary to enforce compliance with any Act, including but not limited to spending rents to abate the problem; make, terminate, enforce or modify leases of the Mortgaged Property upon such terms and conditions as Beneficiary deems proper; contract for goods and services, hire agents, employees, and counsel, make repairs, alterations, and improvements to the Mortgaged Property necessary, in Beneficiary's judgment, to protect or enhance the security hereof; incur the risks and obligations ordinarily incurred by owners of property (without any personal obligation on the part of the receiver); and/or take any and all other actions which may be necessary or desirable to comply with Trustor's obligations hereunder and under the Note or Loan Agreement. All sums realized by Beneficiary under this subparagraph, less all costs and expenses incurred by it under this subparagraph, including attorneys' fees, and less such sums as Beneficiary deems appropriate as a reserve to meet future expenses under the subparagraph, shall be applied on any indebtedness secured hereby in such order as Beneficiary shall determine. Neither application of said sums to said indebtedness, nor any other action taken by Beneficiary under this subparagraph shall cure or waive any Event of Default or notice of default hereunder, or nullify the effect of any such notice of default. Beneficiary, or any employee or agent of Beneficiary, or a receiver appointed by a court, may take any action or proceeding hereunder without regard to (a) the adequacy of the security for the indebtedness secured hereunder, (b) the existence of a declaration that the indebtedness secured hereby has been declared immediately due and payable, or (c) the filing of a notice of default.

               (ii) With or without notice, and without releasing Trustor from any obligation hereunder, to cure any default of Trustor and, in connection therewith, Beneficiary or its agents, acting by themselves or through a court appointed receiver, may enter upon the Mortgaged Property or any part thereof and perform such acts and things as Beneficiary deems necessary or desirable to inspect, investigate, assess, and protect the security hereof, including without limitation of any of its other rights: (a) to obtain a court order to enforce Beneficiary's right to enter and inspect the Mortgaged Property under California Civil Code Section 2929.5, to which the decision of Beneficiary as to whether there exists a release or threatened release of a Hazardous Substances onto the Mortgaged Property shall be deemed reasonable and conclusive as between the parties hereto; and (b) to have a receiver appointed under California Code of Civil Procedure Section 564 to enforce Beneficiary's right to enter and inspect the Mortgaged Property for Hazardous Substances. All costs and expenses incurred by Beneficiary with respect to the audits, tests, inspections, and examinations which Beneficiary or its agents or employees may conduct, including the fees of the engineers, laboratories, contractors, consultants, and attorneys, shall be paid by Trustor. All costs and expenses incurred by Trustee and Beneficiary pursuant to this subparagraph (including without limitation court costs, consultant fees and reasonable attorneys' fees, whether incurred in litigation or not and whether before or after judgment) shall bear interest at the Default Rate set forth in the Note or Loan Agreement from the date they are incurred until said sums have been paid.

               (iii) To seek a judgment that Trustor has breached its covenants, representations and/or warranties with respect to the environmental matters set forth in the Loan Agreement by commencing and main taining an action or actions in any court of competent jurisdiction for breach of contract pursuant to California Code of Civil Procedure Section 736, whether commenced prior to or after foreclosure of the Mortgaged Property, and to seek the recovery of any and all costs, damages, expenses, fees, penalties, fines, judgments, indemnification payments to third parties, and other out-of-pocket costs or expenses actually incurred by Beneficiary (collectively, the "Environmental Costs") incurred or advanced by Beneficiary relating to the cleanup, remediation or other response action required by any Act or to which Beneficiary reasonably believes necessary to protect the Mortgaged Property, it being conclusively presumed between Beneficiary and Trustor that all such Environmental Costs incurred or advanced by Beneficiary relating to the cleanup, remediation, or other response action of or to the Mortgaged Property were made by Beneficiary in good faith. All Environmental Costs incurred by Beneficiary under this subparagraph (including without limitation court costs, consultant fees and attorneys' fees, including, without limitation, fees incurred pursuant to 11 U.S.C., whether incurred in litigation or not and whether before or after judgment) shall bear interest at the Default Rate from the date of expenditure until said sums have been paid. Beneficiary shall be entitled to bid, at the sale of the Mortgaged Property, the amount of said costs, expenses and interest in addition to the amount of the other obligations hereby secured as a credit bid, the equivalent of cash.

          Trustor acknowledges and agrees that notwithstanding any term or provision contained herein or in the other Loan Documents (as defined in the Loan Agreement), the Environmental Costs shall be exceptions to any nonrecourse or exculpatory provision of the Loan Documents, and Trustor shall be fully and personally liable for the Environmental Costs hereunder, and such liability shall not be limited to the original principal amount of the obligations secured by this Deed of Trust, and Trustor's obligations shall survive the foreclosure, deed in lieu of foreclosure, release, reconveyance, or any other transfer of the Mortgaged Property or this Deed of Trust. For the purposes of any action brought under this subparagraph, Trustor hereby waives the defense of laches and any applicable statute of limitations.

               (iv) To waive its lien against the Mortgaged Property or any portion thereof, whether fixtures or personal property, to the extent such property is found to be environmentally impaired in accordance with California Code of Civil Procedure Section 726.5 and to exercise any and all rights and remedies of an unsecured creditor against Trustor and all of Trustor's assets and property for the recovery of any deficiency and Environmental Costs, including, but not limited to, seeking an attachment order under California Code of Civil Procedure Section 483.010. As between Beneficiary and Trustor, for purposes of California Code of Civil Procedure Section 726.5, Trustor shall have the burden of proving that Trustor or any related party (or any affiliate or agent of Trustor or any related party) was not in any way negligent in permitting the release or threatened release of the Hazardous Substances. Trustor acknowledges and agrees that notwithstanding any term or provision contained herein or in the Note or Loan Agreement, all judgments and awards entered against Trustor shall be exceptions to any nonrecourse or exculpatory provision of the Loan Documents, and Trustor shall be fully and personally liable for all judgments and awards entered against Trustor hereunder and such liability shall not be limited to the original principal amount of the obligations secured by this Deed of Trust and Trustor's obligations shall survive the foreclosure, deed in lieu of foreclosure, release, reconveyance, or any other transfer of the Mortgaged Property or this Deed of Trust. For the purposes of any action brought under this subparagraph, Trustor hereby waives the defense of laches and any applicable statute of limitations.

               (v) Nothing contained herein shall be construed to limit any and all rights that Beneficiary has at law or pursuant hereto.

          SECTION 2.05.  No remedy herein conferred upon or reserved to the
          ------------
Trustee or Beneficiary is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of the Trustee or Beneficiary to exercise any right or power occurring upon the Event of Default shall impair any such right or power or shall be construed to be a waiver thereof or an acquiescence therein; and every power and remedy given by this Deed of Trust to the Trustee or Beneficiary may be exercised from time to time and as often as may be deemed expedient by the Trustee or Beneficiary. Nothing in this Deed of Trust or in the Note or Loan Agreement shall affect the obligation of Trustor to pay the principal of and interest on, and Early Paydown Premium payable pursuant to, the Note and Loan Agreement and all sums due under the Loan Agreement in the manner and at the time and place therein respectively expressed.

          SECTION 2.06.  To the maximum extent permitted by law:  Trustor will
          ------------
not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Deed of Trust; nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the marshalling of the Mortgaged Property or on the valuation or appraisal of the Mortgaged Property, or any part thereof, prior or subsequent to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor, after any such final sale or sales, claim or exercise any right under any statute or otherwise, to redeem the property so sold or any part thereof; and Trustor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to the Trustee or Beneficiary, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Trustor hereby waives the right to require any sale to be made in parcels, or the right to select parcels to be so sold, and there shall be no requirement for marshalling of assets. Trustor hereby further waives, to the maximum extent permitted by applicable law, any rights it may have under applicable law relating to the prohibition of the obtaining of a deficiency judgment by Beneficiary against Trustor.

          SECTION 2.07.  Intentionally Deleted.
          ------------   ---------------------

          SECTION 2.08.  Without affecting the personal liability of any person,
          ------------
firm, corporation or other entity, including Trustor (other than any person released pursuant hereto), for the payment of the indebtedness secured hereby, and without affecting the lien of this Deed of Trust for the full amount of the indebtedness remaining unpaid upon any property not reconveyed pursuant hereto, Beneficiary and Trustee are respectively authorized and empowered as follows:
Beneficiary may, at any time and from time to time, either before or after the maturity of the Note or the expiration of the Loan Agreement, and without notice: (a) release any person liable for the payment of any of the indebtedness, (b) make any agreement extending the time or otherwise altering the terms of payment of any of the indebtedness, (c) accept additional security therefor of any kind, (d) release any property, real or personal, securing the indebtedness. Trustee may, without liability therefor and without notice, at any time and from time to time so long as the lien or charge hereof shall subsist, but only upon the written request of Beneficiary and presentation of this Deed of Trust and the Note for endorsement: (a) consent to the making of any map or plat of the Land, (b) join in granting any easement thereon or in creating any covenants restricting use or occupancy thereof, (c) reconvey, without warranty, any part of the Mortgaged Property, (d) join in any extension agreement or in any agreement subordinating the lien or charge hereof.

          SECTION 2.09.  This Deed of Trust constitutes a Security Agreement
          ------------
under the laws of the State of California so that Beneficiary shall have and may endorse a security interest in any or all of the Mortgaged Property which may or might now or hereafter be or be deemed to be personal property, fixtures or property other than real estate (collectively, "Personal Property") and Trustor agrees to execute, as debtor, such financing statement or statements as Beneficiary may now or hereafter reasonably request in order that such security interest or interests may be perfected pursuant to such laws. This Deed of Trust further constitutes a fixture filing under Sections 9313 and 9402(6) of the California Uniform Commercial Code, as amended or recodified from time to time; provided, however, that the execution and/or filing hereof does not imply that the items of Personal Property included in the Mortgaged Property are or are to become fixtures. The filing hereof as a fixture filing is intended to protect the parties from unwarranted assertions by third parties.

          Notwithstanding any release of any or all of the property included in the Premises which is deemed "real property", any proceedings to foreclose this Deed of Trust, or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security interest created hereby and referred to above until the repayment or satisfaction in full of the obligations of Trustor as are now or hereafter evidenced by the Note and Loan Agreement.

          SECTION 2.10.  During the continuance of any Event of Default,
          ------------
Beneficiary shall have all of the rights and remedies of a secured party under the Uniform Commercial Code (the "Code") of the State of California, and specifically the right to direct notice and collections of any obligation owing to Trustor by any lessee. In addition to its rights to foreclose this Deed of Trust, Beneficiary shall have the right to sell the Personal Property or any part thereof, or any further, or additional, or substituted Personal Property, at one or more times, and from time to time, at public sale or sales or at private sale or sales, on such terms as to cash or credit, or partly for cash and partly on credit, as Beneficiary may deem proper. Beneficiary shall have the right to become the purchaser at any such public sale or sales, free and clear of any and all claims, rights of equity of redemption in Trustor, all of which are hereby waived and released. Trustor shall not be credited with the amount of any part of such purchase price, unless, until and only to the extent that such payment is actually received in cash. Notice of public sale, if given, shall be sufficiently given, for all purposes, if published not less than seven days prior to any sale, in any newspaper of general circulation distributed in the city in which the property to be sold is located or as otherwise required by the Code. The net proceeds of any sale of the Personal Property which may remain after the deduction of all costs, fees and expenses incurred in connection therewith, including, but not limited to, all advertising expenses, broker's or brokerage commissions, documentary stamps, recording fees, foreclosure costs, stamp taxes and counsel fees, shall be credited by Beneficiary against the liabilities, obligations and indebtedness of Trustor to Beneficiary secured by this Deed of Trust and evidenced by the Note or the Loan Agreement. Any portion of the Personal Property which may remain unsold after the full payment, satisfaction and discharge of all of the liabilities, obligations and indebtedness of Trustor to Beneficiary shall be returned to the respective parties which delivered the same to Beneficiary. If at any time Trustor or any other party shall become entitled to the return of any of the Personal Property hereunder, any transfer or assignment thereof by Beneficiary shall be, and shall recite that the same is, made wholly without representation or warranty whatsoever by, or recourse whatsoever against Beneficiary.

          SECTION 2.11.  All rights, remedies and powers provided by Sections
          ------------
2.01-2.10 hereof may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the jurisdiction in which the Premises are located, and all such provisions are intended to be subject to all applicable provisions of law which may be controlling in such jurisdiction and to be limited to the extent necessary so that they will not render this Deed of Trust invalid, illegal or unenforceable under the provisions of any applicable law.

                                  ARTICLE III

                                 MISCELLANEOUS
                                 -------------

          SECTION 3.01.  In the event any one or more of the provisions
            ------------
contained in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Deed of Trust, but this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          SECTION 3.02.  All notices or demands by any party relating to this
          ------------
Deed of Trust or any other agreement entered into in connection herewith shall be in the form set forth in the Loan Agreement.

          The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this Section 3.02 other than notices by Beneficiary in connection with Sections 9504 or 9505 of the Code, shall be deemed received on the earlier of the date of actual receipt or three (3) calendar days after the deposit thereof in the mail. Trustor acknowledges and agrees that notices sent by Beneficiary in connection with Sections 9504 or 9505 of the Code shall be deemed sent when deposited in the mail or transmitted by telefacsimile or other similar method permitted by law.

          SECTION 3.03.  Whenever in this Deed of Trust the giving of notice by
          ------------
mail or otherwise is required, the giving of such notice may be waived in writing by the person or persons entitled to receive such notice.

          SECTION 3.04.  All of the grants, covenants, terms, obligations,
          ------------
provisions and conditions herein contained shall run with the land and shall apply to, bind and inure to the benefit of, the successors and assigns of Trustor and Beneficiary and to the successors of the Trustee.

          SECTION 3.05.  Intentionally Deleted.
          ------------   ---------------------

          SECTION 3.06.  It shall be lawful for the Trustee, or Beneficiary, at
          ------------
its election, upon the occurrence of an Event of Default, to sue out forthwith a complaint in foreclosure upon this Deed of Trust and to proceed thereon to judgment and execution for the recovery of all sums payable by Trustor pursuant to the terms of this Deed of Trust without further stay, any law, usage or custom to the contrary notwithstanding.

          SECTION 3.07.  Notwithstanding the appointment of any receiver,
          ------------
liquidator or trustee of Trustor, or of any of its property, or of the Mortgaged Property, or any part thereof in accordance with the provisions of this Deed of Trust, the Trustee shall be entitled to retain possession and control of all property now or hereafter held under this Deed of Trust.

          SECTION 3.08.  If Trustor shall default in the payment of any sums due
          ------------
pursuant to the terms of the Note, the Loan Agreement, or this Deed of Trust such default shall be, and be deemed to be, an attempt by Trustor to avoid the Early Paydown Premium payable by Trustor pursuant to the terms of the Note and Loan Agreement and consequently, upon a foreclosure of this Deed of Trust by Beneficiary or the acceptance of a deed in lieu of foreclosure, Beneficiary shall be entitled to collect such Early Paydown Premium from Trustor with the same effect as if Trustor had voluntarily elected to prepay the principal sum evidenced by the Note and Loan Agreement.

          SECTION 3.09.  Trustor hereby waives and relinquishes unto, and in
          ------------
favor of Beneficiary, all benefit under all laws, now in effect or hereafter passed, to relieve Trustor in any manner from the obligations assumed and the obligation for which this Deed of Trust is security or to reduce the amount of the said obligation to any greater extent than the amount actually paid for the Mortgaged Property, in any judicial proceedings upon the said obligation, or upon this Deed of Trust.

          SECTION 3.10.  Neither Trustor nor any other person now or hereafter
          ------------
obligated for payment for all or any part of the indebtedness secured hereby shall be relieved of such obligation by reason of the failure of Beneficiary to comply with any request of Trustor or of any other person so obligated to take action to foreclose on this Deed of Trust or otherwise enforce any provisions hereof or of the Note or under the Loan Agreement or by reason of the release, regardless of consideration, of all or any part of the security held for the indebtedness secured hereby, or by reason of any agreement of stipulation between any subsequent owner of the Mortgaged Property and Beneficiary extending the time of payment or modifying the terms hereof without first having obtained the consent of Trustor or such other person; and in the latter event Trustor and all other such persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by Beneficiary.

          SECTION 3.11.  By accepting or approving anything required to be
          ------------
observed, performed or fulfilled or to be given to Beneficiary pursuant to this Deed of Trust, including (but not limited to) any certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Beneficiary shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by Beneficiary.

          SECTION 3.12.  Beneficiary may from time to time, without notice to
          ------------
Trustor or to the Trustee, and with or without cause and with or without the resignation of the Trustee substitute a successor or successors to the Trustee named herein or acting hereunder to execute this trust. Upon such appointment and without conveyance to the successor Trustee, the latter shall be vested with all title, powers and duties conferred upon the Trustee herein named or acting hereunder. Each such appointment and substitution shall be made by written document executed by Beneficiary, containing reference to this Deed of Trust and its place of record, which when duly filed for record in the proper office, shall be conclusive proof of proper appointment of the successor Trustee. The procedure herein provided for substitution of the Trustee shall be conclusive of all other provisions for substitution, statutory or otherwise.

          SECTION 3.13.  Intentionally Deleted.
          ------------   ---------------------

          SECTION 3.14.  Intentionally Deleted.
          ------------   ---------------------

          SECTION 3.15.  This Deed of Trust shall be governed by California law.
          ------------

          SECTION 3.16.  Simultaneously with, and in addition to, the execution
          ------------
of this Deed of Trust, Trustor, and/or related or affiliated entities of Trustor, has executed and delivered as security for the Note and Loan Agreement a mortgage or deed of trust on parcels of property which may or may not be outside the boundaries of this county. Trustor agrees that the occurrence of an Event of Default hereunder, or under any of such other mortgages or deeds of trust, shall be an Event of Default under each and every one of such mortgages and deeds of trust, including this Deed of Trust, permitting Beneficiary to proceed against any or all of the property comprising the Mortgaged Property or against any other security for the Note and the Loan Agreement in such order as Beneficiary, in its sole and absolute discretion may determine. Trustor hereby waives, to the extent permitted by applicable law, the benefit of any statute or decision relating to the marshalling of assets which is contrary to the foregoing. Beneficiary shall not be compelled to release or be prevented from foreclosing this instrument or any other instrument securing the Note and/or the Loan Agreement unless all indebtedness evidenced by the Note and/or the Loan Agreement (except for unliquidated, unasserted liabilities arising pursuant to Section 11.3 of the Loan Agreement) and all items hereby secured shall have been paid in full and Beneficiary shall not be required to accept any part or parts of any property securing the Note and the Loan Agreement, as distinguished from the entire whole thereof, as payment of or upon the Note and/or the Loan Agreement to the extent of the value of such part or parts, and shall not be compelled to accept or allow any apportionment of the indebtedness evidenced by the Note and/or the Loan Agreement to or among any separate parts of said property.

          SECTION 3.17.
          ------------

          (a)  With respect to non-Affiliates only:

               (i) Notwithstanding anything in this Deed of Trust to the contrary, Beneficiary hereby covenants and agrees that:

                    (A) Its rights in the Resort shall be subordinate to the rights of Purchasers from and after the recording of this instrument;

                    (B) In the event Beneficiary or its successors and assigns acquires the Resort through foreclosure, trustee's sale or by deed in lieu of foreclosure of this Deed of Trust, it shall take the Resort subject to the use rights of Purchasers; and

                    (C) In the event Beneficiary or its successors and assigns acquires the Resort through foreclosure, trustee's sale or by deed in lieu of foreclosure of this Deed of Trust, it shall not discontinue use of the Resort or cause or permit the Resort to be used in a manner which would prevent or materially prevent or interfere with Purchasers from using or occupying the Resort in the manner contemplated by the Purchasers' Camping Resort Contracts. However, Beneficiary and its successors and assigns shall have no obligation or liability to assume the responsibilities or obligations of Trustor under the Camping Resort Contracts.

               (ii) In the event Beneficiary obtains title to or possession of or causes a change in the title to or possession of the Resort by foreclosure or otherwise and does not continue to operate the Resort upon conditions no less favorable to Purchasers than existed prior to the change of title or possession, Beneficiary hereby agrees to either:

                    (A) Offer the title to or possession of the Resort to an association of Purchasers to operate the Resort; or

                    (B) Obtain a commitment from another entity (which obtains title or possession to the Resort) to undertake the responsibility of operating the Resort.

               (iii) The covenants contained herein may be enforced by each Purchaser of a Camping Resort Contract from Trustor or any of its present or future Affiliates, provided that the

Purchaser is not in default under the terms of the Purchaser's Camping Resort Contract. Provided an Event of Default has not occurred under this Deed of Trust or the other Loan Documents, the covenants contained herein may be enforced by Trustor.

               (iv) The covenants contained herein shall be effective as between each Purchaser and Beneficiary despite any rejection or cancellation of the Purchaser's Camping Resort Contract during any bankruptcy proceedings of Trustor.

               (v) The covenants and agreements contained herein shall inure to the benefit of and be binding upon the successors and assigns of Trustor and Beneficiary, including any person who acquires the Resort through foreclosure or by deed in lieu of foreclosure of this Deed of Trust.

          (b) When used in this Section, each of the following terms shall be defined as set forth below:

               (i) "Purchaser" shall mean a person who enters into a Camping Resort Contract with Trustor or any of its present or future Affiliates, whether before or after the date hereof and thereby obtains title to, an estate or interest in, or license or the right to use the Resort.

               (ii) "Camping Resort Contract" shall mean an agreement between Trustor or any of its present or future Affiliates, and a Purchaser evidencing the Purchaser's title to, estate or interest in, or right or license to use the Resort for more than 14 days in a year.

               (iii) "Resort" means the campground located on or forming a part of the Premises.

          (c) The covenant of non-disturbance contained herein is made for the benefit of Trustor and Beneficiary and each Purchaser and shall be binding upon and inure to the benefit of Trustor and Beneficiary and their respective successors and assigns and shall inure to the benefit of each Purchaser and his or her respective successors and assigns. The covenant of non-disturbance contained herein shall be deemed to be a covenant which runs with the Land.

          IN WITNESS WHEREOF, Trustor has caused this Deed of Trust to be executed as of the day and year first above written.

                              "TRUSTOR"

                              USTRAILS INC.,

                              a Nevada corporation


                              By: s/ Walter B. Jaccard
                                  --------------------
                                  Walter B. Jaccard,
                                  Vice President

                              BENEFICIARY COVENANTS AND AGREES TO COMPLY WITH
                              SECTION 3.17 ABOVE.

                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation


                              By: s/ Tricia McLoughlin
                                  --------------------
                                  Tricia McLoughlin
                                  Senior Vice President

STATE OF CALIFORNIA)      (S)
                          (S)  ss.
COUNTY OF LOS ANGELES     (S)



          On July 12, 1996, before me, Donna Sanders personally appeared Walter
B. Jaccard, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument

          WITNESS my hand and official seal.

                               Donna Sanders
                               -------------



STATE OF CALIFORNIA       (S)
                          (S)  ss.
COUNTY OF LOS ANGELES     (S)



          On July 12, 1996, before me, Steven C. Janney personally appeared Tricia McLoughlin, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument

          WITNESS my hand and official seal.

                                       Steven C. Janney
                                      -----------------

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN IS SITUATED IN THE COUNTY OF PLACER, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL ONE

ALL THAT PORTION OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 30, TOWNSHIP 17 NORTH, RANGE 13 EAST, MOUNT DIABLO BASE AND MERIDIAN, LYING NORTHERLY AND EASTERLY OF THE NORTHEASTERLY LINE OF INTERSTATE 80 FREEWAY.

EXCEPTING THEREFROM THAT PORTION THEREOF LYING OUTSIDE PLACER COUNTY.

PARCEL TWO

ALL THAT PORTION OF THE EAST HALF OF THE NORTHEAST QUARTER OF SECTION 30, AND THE NORTH HALF OF SECTION 29, TOWNSHIP 17 NORTH, RANGE 13 EAST, MOUNT DIABLO BASE AND MERIDIAN, LYING NORTHERLY AND EASTERLY OF THE NORTHEASTERLY LINE OF INTERSTATE 80, AS SAID LINE IS DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA, RECORDED DECEMBER 2, 1960, IN BOOK 858 OF OFFICIAL RECORDS AT PAGE 429.

EXCEPTING THEREFROM THAT PORTION OF THE NORTH HALF OF SECTION 29, LYING EASTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT ON THE NORTHEASTERLY LINE OF INTERSTATE 80, FROM WHICH THE NORTHWEST CORNER OF SECTION 29, TOWNSHIP 17 NORTH, RANGE 13 EAST, MOUNT DIABLO BASE AND MERIDIAN, BEARS THE FOLLOWING NINE (9) COURSES AND DISTANCES: (1) NORTH 60 Degress 01'51" WEST 161.77 FEET, (2) NORTH 70 Degress 03'30" WEST 178.09
FEET, (3) NORTH 74 Degrees 18'17" WEST 294.24 FEET, (4) NORTH 59 Degrees 38'33" WEST 380.38 FEET, (5) NORTH 55 Degrees 44'00" WEST 1368.76 FEET, (6) NORTH 61 Degrees 48'47" WEST 776.43 FEET, (7) NORTH 66 Degrees 43'03" WEST 214.40 FEET,
(8) NORTH 55 Degrees 52'16" WEST 318.86 FEET AND (9) NORTH 71 Degrees 27'35" EAST 1643.67 FEET; THENCE FROM SAID POINT OF BEGINNING NORTH 27 Degrees 45'26" EAST 339.99 FEET; THENCE SOUTH 70 Degrees 35'00" EAST 70 FEET; THENCE NORTH
19 Degrees 25'00" EAST 100 FEET; THENCE NORTHEASTERLY IN A DIRECT LINE 580 FEET, MORE OR LESS, TO THE EASTERLY TERMINUS OF THAT CERTAIN COURSE HAVING THE BEARING AND DISTANCE OF SOUTH 78 Degrees 44' EAST 589.2 FEET, AS SAID COURSE IS DESCRIBED IN THE DEED TO THE BOY SCOUTS OF AMERICA, RECORDED SEPTEMBER 8, 1971 IN BOOK 1372 OF OFFICIAL RECORDS AT PAGE 441.

ALSO EXCEPTING THEREFROM THAT PORTION THEREOF DESCRIED IN DEED TO THE STATE OF CALIFORNIA, RECORDED DECEMBER 2, 1960 IN BOOK 858 OF OFFICIAL RECORDS AT PAGE 429.

ALSO EXCEPTING THEREFROM THAT PORTION THEREOF DESCRIED IN DEED TO THE BOY SCOUTS OF AMERICA, RECORDED SEPTEMBER 8, 1971 IN BOOK 1372 OF OFFICIAL RECORDS AT PAGE 441.

ALSO EXCEPTING THEREFROM THAT PORTION THEREOF LYING OUTSIDE PLACER COUNTY.

                                 EXHIBIT 10.23

               SCHEDULE OF SUBSTANTIALLY IDENTICAL MORTGAGES FROM
        THE COMPANY AND ITS SUBSIDIARIES TO FOOTHILL CAPITAL CORPORATION
        ----------------------------------------------------------------



          Mortgage with Power of Sale, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between LML Resort Corporation and Foothill Capital Corporation, with respect to Alpine Bay, recorded in Talladega County, Alabama.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Verde Valley, recorded in Yavapai County, Arizona.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Anza-Borrego, recorded in San Diego County, California.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Donner Pass, recorded in Placer County, California.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Donner Pass, recorded in Nevada County, California.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Idyllwild, recorded in Riverside County, California.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between National American Corporation to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Lake Minden, recorded in Yuba County, California.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Lake of the Springs, recorded in Yuba County, California.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Oakzanita Springs, recorded in San Diego County, California.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Palm Springs, recorded in Riverside County, California.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Pio Pico, recorded in San Diego County, California.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between National American Corporation to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Rancho Oso, recorded in Santa Barbara County, California.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between National American Corporation to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Russian River, recorded in Sonoma County, California.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to San Benito, recorded in San Benito County, California.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to San Jose, recorded in Santa Clara County, California.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between National American Corporation to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Snowflower, recorded in Placer County, California.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between National American Corporation to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Snowflower, recorded in Nevada County, California.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Soledad, recorded in Los Angeles County, California.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between National American Corporation to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Stagecoach, recorded in San Diego County, California.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between National American Corporation to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Turtle Beach, recorded in San Joaquin County, California.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between. National American Corporation to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Wilderness Lakes, recorded in Riverside County, California.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between National American Corporation to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Windsor, recorded in Sonoma County, California.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between National American Corporation to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Yosemite, recorded in Tuolumne County, California.

          Mortgage and Security Agreement dated as of July 10, 1996, between Thousand Trails (Canada) Inc. and Foothill Capital Corporation, with respect to Cultus Lake, recorded, in the Province of British Columbia.

          Future Advances Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. and Foothill Capital Corporation, with respect to Orlando, recorded in Lake County, Florida.

          Mortgage, Assignment of Rents, Security Agreement and Fixture Financing Statement dated as of July 10, 1996, between USTrails Inc. and Foothill Capital Corporation, with respect to Fox River, recorded in LaSalle County, Illinois.

          Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between National American Corporation and Foothill Capital Corporation, with respect to Indian Lakes Wilderness Preserve, recorded in Ripley County, Indiana.

          Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996 between USTrails Inc. and Foothill Capital Corporation, with respect to Horseshoe Lake, recorded in Vermillion County, Indiana.

          Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 199, between USTrails Inc. and Foothill Capital Corporation, with respect to St. Clair, recorded in St. Clair County, Michigan.

          Land Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between The Villas of Hickory Hills, Inc. to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Hickory Hill, recorded in Jackson County, Mississippi.

          Land Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between Dixie Resort Corporation to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Indian Point, recorded in Jackson County, Mississippi.

          Land Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between National American Corporation and Foothill Capital Corporation, with respect to Jefferson Resort, recorded in Jefferson County, Missouri.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to United Title of Nevada as Trustee, for the benefit of Foothill Capital Corporation, with respect to Las Vegas, recorded in Clark County, Nevada.

          Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between Recreation Properties, Inc. and Foothill Capital Corporation, with respect to Chestnut Lakes, recorded in Atlantic County, New Jersey.

          Future Advance Deed of Trust, Assignment of Rents and Security Agreement dated as of July 10, 1996, between USTrails Inc. to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Forest Lake, recorded in Davie County, North Carolina.

          Future Advance Deed of Trust, Assignment of Rents and Security Agreement dated as of July 10, 1996, between Carriage Manor Corporation to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Lake Royale, recorded in Franklin County, North Carolina.

          Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. and Foothill Capital Corporation, with respect to Kenisee Lake, recorded in Ashtabula County, Ohio.

          Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. and Foothill Capital Corporation, with respect to Wilmington, recorded in Clinton County, Ohio.

          Trust Deed, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Key Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Bend, recorded in Deschutes County, Oregon.

          Trust Deed, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Ticor Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Pacific City, recorded in Tillamook County, Oregon.

          Trust Deed, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between National American Corporation. to Title Guaranty Company of Oregon as Trustee, for the benefit of Foothill Capital Corporation, with respect to South Jetty, recorded in Lane County, Oregon.

          Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between Quail Hollow Village, Inc. and Foothill Capital Corporation, with respect to Beech Mountain Lakes, recorded in Luzerne County, Pennsylvania.

          Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. and Foothill Capital Corporation, with respect to Hershey, recorded in Lebanon County, Pennsylvania.

          Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between Wolf Run Manor Corp. and Foothill Capital Corporation, with respect to Treasure Lake, recorded in Clearfield County, Pennsylvania.

          Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between Carolina Landing Corporation and Foothill Capital Corporation, with respect to Carolina Landing, recorded in Oconee County, South Carolina.

          Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between The Kinston Corporation and Foothill Capital Corporation, with respect to Foxwood (Kinston), recorded in Oconee County, South Carolina.

          Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between Foxwood Corporation and Foothill Capital Corporation, with respect to Foxwood Hills, recorded in Oconee County, South Carolina.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between Cherokee Landing Corporation, to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Cherokee Landing, recorded in Hardeman County, Tennessee.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between Natchez Trace Wilderness Preserve Corporation, to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Natchez Trace, recorded in Lewis County, Tennessee.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between Natchez Trace Wilderness Preserve Corporation, to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Natchez Trace, recorded in Lawrence County, Tennessee.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between Tansi Resort, Inc., to Chicago Title Insurance Company as Trustee, for the benefit of Foothill Capital Corporation, with respect to Tansi, recorded in Cumberland County, Tennessee.

          That this Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between Western Fun Corporation to Linda Earle, Esq. as Trustee, for the benefit of Foothill Capital Corporation, with respect to Bay Landing, recorded in Wise County, Texas.

          That this Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Linda Earle, Esq. as Trustee, for the benefit of Foothill Capital Corporation, with respect to Colorado River, recorded in Colorado County, Texas.

          That this Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Linda Earle, Esq. as Trustee, for the benefit of Foothill Capital Corporation, with respect to Galveston Island, recorded in Galveston County, Texas.

          That this Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Linda Earle, Esq. as Trustee, for the benefit of Foothill Capital Corporation, with respect to Lake Conroe, recorded in Montgomery County, Texas.

          That this Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Linda Earle, Esq. as Trustee, for the benefit of Foothill Capital Corporation, with respect to Lake Tawakoni, recorded in Rains County, Texas.

          That this Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Linda Earle, Esq. as Trustee, for the benefit of Foothill Capital Corporation, with respect to Lake Texoma, recorded Grayson County, Texas.

          That this Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Linda Earle, Esq. as Trustee, for the benefit of Foothill Capital Corporation, with respect to Lake Whitney, recorded in Hill County, Texas.

          That this Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Linda Earle, Esq. as Trustee, for the benefit of Foothill Capital Corporation, with respect to Medina Lake, recorded in Bandera County, Texas.

          That this Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between Westwind Manor Corporation, to Linda Earle, Esq. as Trustee, for the benefit of Foothill Capital Corporation, with respect to Westwind Manor, recorded in Wise County, Texas.

          Credit Line Deed of Trust, Assignment of Rents, Security Agreement and UCC Financing Statement Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Allison Mitchell McKee as Trustee, for the benefit of Foothill Capital Corporation, with respect to Chesapeake Bay, recorded in Gloucester County, Virginia.

          Credit Line Deed of Trust, Assignment of Rents, Security Agreement and UCC Financing Statement Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Allison Mitchell McKee as Trustee, for the benefit of Foothill Capital Corporation, with respect to Lynchburg, recorded in Campbell County, Virginia.

          Credit Line Deed of Trust, Assignment of Rents, Security Agreement and UCC Financing Statement Fixture Filing dated as of July 10, 1996, between National American Corporation to Allison Mitchell McKee as Trustee, for the benefit of Foothill Capital Corporation, with respect to Virginia Landing, recorded in Accomack County, Virginia.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between National American Corporation to Chicago Title Insurance Company and Foothill Capital Corporation, with respect to Birch Bay, recorded in Whatcom County, Washington.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between National American Corporation to Chicago Title Insurance Company and Foothill Capital Corporation, with respect to Black Point, recorded in Jefferson County, Washington.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Chicago Title Insurance Company and Foothill Capital Corporation, with respect to Chehalis, recorded in Lewis County, Washington.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Chicago Title Insurance Company and Foothill Capital Corporation, with respect to Leavenworth, recorded in Chelan County Washington.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between National American Corporation to Chicago Title Insurance Company and Foothill Capital Corporation, with respect to Little Diamond, recorded in Pend Oreille County, Washington.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between National American Corporation to Chicago Title Insurance Company and Foothill Capital Corporation, with respect to Long Beach, recorded in Pacific County, Washington.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between USTrails Inc. to Chicago Title Insurance Company and Foothill Capital Corporation, with respect to Mt. Vernon, recorded in Skagit County, Washington.

          Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 10, 1996, between National American Corporation to Chicago Title Insurance Company and Foothill Capital Corporation, with respect to Rainier, recorded in Lewis County, Washington.